United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 09/30/15

Date of Reporting Period: 09/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
September 30, 2015
Share Class	Ticker
A	VSFAX
C	VSFCX
R	VSFRX
Institutional	VSFIX

Federated Clover Small Value Fund
Successor to the Touchstone Diversified Small Cap Value Fund Established 1996

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2014 through September 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Clover Small Value Fund (the “Fund”), based on net asset value for the 12-month reporting period ended September 30, 2015, was -1.51% for Class A Shares, -2.24% for Class C Shares, -1.63% for Class R Shares and -1.26% for Institutional Shares. The Russell 2000® Value Index (R2000V),1 a broad-based securities market index, returned -1.60% during the same period. The total return for the Morningstar Small Value Funds Average (MSVFA),2 a peer group average for the Fund, was -2.99% during the same period. The Fund's and the MSVFA's total return for the most recent fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the R2000V.
The Fund's investment strategy seeks to achieve capital appreciation through careful analysis and selection of individual stocks. For the reporting period, stock selection was the most significant factor affecting the Fund's performance relative to the R2000V.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The bull market that has lifted stock prices since early 2009 has been remarkable, not only for its strength, but also for its consistency. But that began to change over the reporting period as price volatility returned to the stock market, most notably during the month of August when a dramatic six-day slide saw the value of the S&P 500 Index,3 a widely-used measure of large-cap U.S. equities, contract by 11%. Volatility is a perfectly normal occurrence in the stock market, and while it can be tempting to assign a cause to it, it does not always need a clearly defined reason to rear its ugly head. Yet there are several worrisome factors that one can point to in the current environment, which have likely contributed to the market's unrest. Perhaps the primary concern for investors is that China, which accounts for approximately 30% of the world's economic growth, has been showing signs that its rapid growth is slowing. The industrialization of China in recent decades, with its seemingly insatiable appetite for raw materials, has been a boon to many commodity-exporting countries, so any significant slowdown there would be felt around the globe. Outside of China, many of the world's developed countries have been battling economic deceleration and easing their monetary policies, just as the United States is winding down its stimulus programs and attempting to normalize interest rates. The U.S. has been a lone beacon of strength against a softening global backdrop. But despite the continued stability of the domestic economy, stocks have been weighed down by pockets of pessimism.
Annual Shareholder Report
1

STOCK SELECTION4
Stock selection in the Utilities sector had the greatest positive impact on the Fund's benchmark-relative performance for the reporting period. Among the standout performers in this sector were TECO Energy, Inc., a multi-utility company, and Atmos Energy Corporation, a gas utility company. Discerning stock selection in the Financials sector was another source of strength for the Fund. Several of the Fund's banking holdings, including Great Western Bancorp, Inc. and Synovus Financial Corp., delivered notable performance. Outside of these two sectors, the strongest performing stocks were: IPC Healthcare, Inc., a hospitalist physician group practice company; Rite Aid Corporation, a well-known drugstore chain; and Berry Plastic Group, Inc., a global manufacturer and marketer of plastic products. Detracting from relative performance over the period was stock selection in the Information Technology (IT) sector. Within this area, IT services firm Unisys Corporation had a negative impact on Fund performance, as did computer storage hardware producer Violin Memory, Inc. The Industrials sector was also among the weaker performing sectors for the Fund relative to the R2000V. In particular, equipment dealer H&E Equipment Services, Inc. and machinery company Trinity Industries, Inc. posted disappointing results that weighed upon the Fund's return.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the R2000V.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSVFA.
3	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
4	Because the Fund invests in smaller companies, it may be more volatile, and subject to greater short-term risk, than funds that invest in larger companies. Smaller companies may have limited resources, product lines and markets and their securities may trade less frequently and in more limited volumes than securities of larger companies. Value stocks tend to have higher dividends and thus have a higher income-related component in their total return than growth stocks. Value stocks also may lag growth stocks in performance at times, particularly in late stages of a market advance.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Clover Small Value Fund2 from September 30, 2005 to September 30, 2015, compared to the Russell 2000® Value Index (R2000V)3 and the Morningstar Small Value Funds Average (MSVFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of September 30, 2015
■	Total returns shown for Class A include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 9/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-6.93%	8.79%	6.13%
Class C Shares	-3.12%	9.21%	6.02%
Class R Shares[5]	-1.63%	9.81%	6.45%
Institutional Shares[5]	-1.26%	10.31%	6.90%
R2000V	-1.60%	10.17%	5.35%
MSVFA	-2.99%	10.20%	5.92%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000V and MSVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The Fund is the successor to Touchstone Diversified Small Cap Value Fund, a portfolio of Touchstone Funds Group Trust, pursuant to a reorganization that took place as of the close of business on August 28, 2009. The information presented above, for the periods prior to August 28, 2009, is historical information for Touchstone Diversified Small Cap Value Fund.
3	The R2000V measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The R2000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	The Fund's Class R Shares commenced operations on December 1, 2010. The Fund's Institutional Shares commenced operations on August 29, 2009. For the period prior to the commencement of operations of Class R Shares and Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to Class R Shares, the performance of Class A Shares has been adjusted to reflect the expenses applicable to Class R Shares. In relation to the Institutional Shares, the performance of Class A Shares has not been adjusted to reflect expenses of Institutional Shares since Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of Institutional Shares. Additionally, for both the Class R Shares and Institutional Shares, the performance information shown above has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At September 30, 2015, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Financials	40.3%
Consumer Discretionary	11.4%
Industrials	10.8%
Information Technology	8.3%
Utilities	8.0%
Health Care	6.4%
Consumer Staples	4.8%
Energy	4.8%
Materials	1.4%
Cash Equivalents[2]	2.6%
Other Assets and Liabilities—Net[3]	1.2%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
September 30, 2015
Shares			Value
		COMMON STOCKS—96.2%
		Consumer Discretionary—11.4%
528,900	[1]	Ascena Retail Group, Inc.	$7,356,999
491,500	[1]	Belmond Ltd.	4,969,065
202,625		Big Lots, Inc.	9,709,790
128,675	[1]	Carmike Cinemas, Inc.	2,585,081
100,575	[1]	Deckers Outdoor Corp.	5,839,384
160,500	[1]	Diamond Resorts International, Inc.	3,754,095
213,897	[1]	Eros International PLC	5,815,859
163,975		La-Z-Boy, Inc.	4,355,176
153,475		Lions Gate Entertainment Corp.	5,647,880
112,375		Mens Wearhouse, Inc.	4,778,185
231,275		Sinclair Broadcast Group, Inc.	5,855,883
106,600	[1]	Starz	3,980,444
441,775	[1]	TRI Pointe Group, Inc.	5,782,835
164,700	[1]	Tenneco, Inc.	7,373,619
		TOTAL	77,804,295
		Consumer Staples—4.8%
127,825		Energizer Holdings, Inc.	4,948,106
565,400	[1]	SUPERVALU, Inc.	4,059,572
52,775		Spectrum Brands Holdings, Inc.	4,829,440
100,300	[1]	TreeHouse Foods, Inc.	7,802,337
82,800	[1]	United Natural Foods, Inc.	4,016,628
294,394		Vector Group Ltd.	6,656,266
		TOTAL	32,312,349
		Energy—4.8%
1,395,425	[1]	McDermott International, Inc.	6,000,328
269,175	[1]	Newfield Exploration Co.	8,855,857
262,075		PBF Energy, Inc.	7,398,377
129,575	[1]	PDC Energy, Inc.	6,868,771
127,250		Teekay Corp.	3,771,690
		TOTAL	32,895,023
		Financials—40.3%
264,325		American Equity Investment Life Holding Co.	6,161,416
157,905		Argo Group International Holdings Ltd.	8,935,844
689,400		CNO Financial Group, Inc.	12,967,614
10,575	[1]	Capital Bank Financial Corp.	319,682
Annual Shareholder Report
6

Shares			Value
		COMMON STOCKS—continued
		Financials—continued
473,400		Colony Capital, Inc., Class A	$9,259,704
186,150		EPR Properties	9,599,755
322,595		Fidelity & Guaranty Life	7,916,481
202,300		First American Financial Corp.	7,903,861
166,675		First Industrial Realty Trust	3,491,841
516,250		First Potomac Realty Trust	5,678,750
411,013		Flushing Financial Corp.	8,228,480
604,725		Great Western Bancorp, Inc.	15,341,873
80,600		Hanover Insurance Group, Inc.	6,262,620
141,875		Healthcare Realty Trust, Inc.	3,525,594
609,850	[1]	Hilltop Holdings, Inc.	12,081,128
898,948		Investors Bancorp, Inc.	11,093,018
219,800		LaSalle Hotel Properties	6,240,122
951,025		Lexington Realty Trust	7,703,303
415,645		Maiden Holdings Ltd.	5,769,153
456,025		New Residential Investment Corp.	5,973,928
400,412		Northstar Realty Finance Corp.	4,945,088
190,800		Opus Bank	7,296,192
436,775		Popular, Inc.	13,203,708
478,725		Provident Financial Services, Inc.	9,335,138
771,350		Radian Group, Inc.	12,272,178
169,775		STAG Industrial, Inc.	3,091,603
315,450		Starwood Property Trust, Inc.	6,473,034
242,625		Starwood Waypoint Residential Trust	5,781,754
126,085		Sun Communities, Inc.	8,543,520
455,653		Synovus Financial Corp.	13,487,329
675,625		TCF Financial Corp.	10,242,475
409,475		Talmer Bancorp, Inc.	6,817,759
462,100		Umpqua Holdings Corp.	7,532,230
392,375		WSFS Financial Corp.	11,304,324
		TOTAL	274,780,499
		Health Care—6.4%
126,075	[1]	Alere, Inc.	6,070,511
234,750	[1]	Capital Senior Living Corp.	4,706,738
130,850		Hill-Rom Holdings, Inc.	6,802,891
68,330	[1]	Magellan Health, Inc.	3,787,532
131,700	[1]	Medicines Co.	4,999,332
155,950		Owens & Minor, Inc.	4,981,043
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
69,250	[1]	Wellcare Health Plans, Inc.	$5,967,965
296,650	[1]	Wright Medical Group, Inc.	6,235,583
		TOTAL	43,551,595
		Industrials—10.8%
198,495		Barnes Group, Inc.	7,155,745
114,050		Curtiss Wright Corp.	7,119,001
525,450		Donnelley (R.R.) & Sons Co.	7,650,552
50,325		Dun & Bradstreet Corp.	5,284,125
174,275	[1]	FTI Consulting, Inc.	7,234,155
296,300		General Cable Corp.	3,525,970
146,100		Hexcel Corp.	6,554,046
343,975		KBR, Inc.	5,730,623
94,325		Mobile Mini, Inc.	2,904,267
534,650		Mueller Water Products, Inc.	4,095,419
68,609		Unifirst Corp.	7,328,127
72,975	[1]	WESCO International, Inc.	3,391,148
140,425		Woodward Governor Co.	5,715,298
		TOTAL	73,688,476
		Information Technology—8.3%
518,875		Atmel Corp.	4,187,321
574,275		Brooks Automation, Inc.	6,724,760
313,750	[1]	CIENA Corp.	6,500,900
199,400		Evertec, Inc.	3,603,158
394,050	[1]	Fairchild Semiconductor International, Inc., Class A	5,532,462
95,900		MKS Instruments, Inc.	3,215,527
198,125	[1]	Marketo, Inc.	5,630,712
215,325	[1]	Pandora Media, Inc.	4,595,036
2,327,567	[1]	Quantum Corp.	1,623,012
261,625	[1]	Unisys Corp.	3,113,338
144,200	[1]	Veeco Instruments, Inc.	2,957,542
70,500	[1]	Verint Systems, Inc.	3,042,075
91,875	[1]	ViaSat, Inc.	5,906,644
		TOTAL	56,632,487
		Materials—1.4%
184,800	[1]	Berry Plastics Group, Inc.	5,556,936
211,650	[1]	Summit Materials, Inc.	3,972,671
		TOTAL	9,529,607
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS—continued
		Utilities—8.0%
383,450		Aqua America, Inc.	$10,149,922
234,075		Atmos Energy Corp.	13,618,483
191,375		Pinnacle West Capital Corp.	12,274,793
311,400		Portland General Electric Co.	11,512,458
262,900		TECO Energy, Inc.	6,903,754
		TOTAL	54,459,410
		TOTAL COMMON STOCKS (IDENTIFIED COST $622,650,612)	655,653,741
		INVESTMENT COMPANY—2.6%
18,212,953	[2]	Federated Prime Value Obligations Fund, Institutional Shares, 0.15%[3] (AT NET ASSET VALUE)	18,212,953
		TOTAL INVESTMENTS—98.8% (IDENTIFIED COST $640,863,565)[4]	673,866,694
		OTHER ASSETS AND LIABILITIES - NET—1.2%[5]	7,862,592
		TOTAL NET ASSETS—100%	$681,729,286
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $641,847,776.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of September 30, 2015, all investments of the Fund utilized Level 1 inputs, in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.29	$24.91	$21.50	$17.01	$18.18
Income From Investment Operations:
Net investment income (loss)	(0.03)[1]	0.23[1]	0.37[1]	0.09[1]	0.04[1]
Net realized and unrealized gain (loss) on investments	(0.19)	2.55	4.17	4.66	(1.18)
TOTAL FROM INVESTMENT OPERATIONS	(0.22)	2.78	4.54	4.75	(1.14)
Less Distributions:
Distributions from net investment income	(0.14)	(0.26)	(0.13)	(0.03)	(0.03)
Distributions from net realized gain on investments	(2.73)	(1.14)	(1.00)	(0.23)	—
TOTAL DISTRIBUTIONS	(2.87)	(1.40)	(1.13)	(0.26)	(0.03)
Net Asset Value, End of Period	$23.20	$26.29	$24.91	$21.50	$17.01
Total Return[2]	(1.51)%	11.40%	22.37%	28.17%	(6.31)%
Ratios to Average Net Assets:
Net expenses	1.26%	1.26%	1.26%	1.26%[3]	1.26%[3]
Net investment income (loss)	(0.13)%	0.87%	1.60%	0.42%	0.21%
Expense waiver/reimbursement[4]	0.18%	0.17%	0.24%	0.29%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$149,579	$159,674	$150,854	$148,687	$113,930
Portfolio turnover	83%	73%	99%	72%	72%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.26% and 1.25% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.55	$24.29	$21.01	$16.72	$17.99
Income From Investment Operations:
Net investment income (loss)	(0.21)[1]	0.03[1]	0.18[1]	(0.06)[1]	(0.11)[1]
Net realized and unrealized gain (loss) on investments	(0.18)	2.48	4.10	4.58	(1.14)
TOTAL FROM INVESTMENT OPERATIONS	(0.39)	2.51	4.28	4.52	(1.25)
Less Distributions:
Distributions from net investment income	(0.03)	(0.11)	—	—	(0.02)
Distributions from net realized gain on investments	(2.73)	(1.14)	(1.00)	(0.23)	—
TOTAL DISTRIBUTIONS	(2.76)	(1.25)	(1.00)	(0.23)	(0.02)
Net Asset Value, End of Period	$22.40	$25.55	$24.29	$21.01	$16.72
Total Return[2]	(2.24)%	10.54%	21.46%	27.25%	(6.99)%
Ratios to Average Net Assets:
Net expenses	2.01%	2.01%	2.01%	2.01%[3]	2.01%[3]
Net investment income (loss)	(0.85)%	0.12%	0.80%	(0.33)%	(0.53)%
Expense waiver/reimbursement[4]	0.17%	0.18%	0.26%	0.31%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$23,961	$24,664	$21,624	$16,088	$12,566
Portfolio turnover	83%	73%	99%	72%	72%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.01% and 2.00% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended September 30,				Period Ended 9/30/2011[1]
	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.99	$24.68	$21.39	$16.99	$19.19
Income From Investment Operations:
Net investment income (loss)	(0.05)[2]	0.24[2]	0.35[2]	0.03[2]	0.05[2]
Net realized and unrealized gain (loss) on investments	(0.20)	2.46	4.11	4.66	(2.22)
TOTAL FROM INVESTMENT OPERATIONS	(0.25)	2.70	4.46	4.69	(2.17)
Less Distributions:
Distributions from net investment income	(0.10)	(0.25)	(0.17)	(0.06)	(0.03)
Distributions from net realized gain on investments	(2.73)	(1.14)	(1.00)	(0.23)	—
TOTAL DISTRIBUTIONS	(2.83)	(1.39)	(1.17)	(0.29)	(0.03)
Net Asset Value, End of Period	$22.91	$25.99	$24.68	$21.39	$16.99
Total Return[3]	(1.63)%	11.20%	22.10%	27.86%	(11.35)%
Ratios to Average Net Assets:
Net expenses	1.38%	1.47%	1.46%	1.51%[4]	1.51%[4,5]
Net investment income (loss)	(0.19)%	0.93%	1.54%	0.17%	0.30%[5]
Expense waiver/reimbursement[6]	0.28%	0.29%	0.34%	0.40%	0.53%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,721	$7,864	$8,431	$319	$83
Portfolio turnover	83%	73%	99%	72%	72%[7]
1	Reflects operations for the period from December 1, 2010 (date of initial investment) to September 30, 2011.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.51% and 1.48% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended September 30, 2011.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.40	$25.01	$21.58	$17.07	$18.23
Income From Investment Operations:
Net investment income	0.03[1]	0.30[1]	0.43[1]	0.14[1]	0.10[1]
Net realized and unrealized gain (loss) on investments	(0.19)	2.55	4.18	4.68	(1.19)
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	2.85	4.61	4.82	(1.09)
Less Distributions:
Distributions from net investment income	(0.20)	(0.32)	(0.18)	(0.08)	(0.07)
Distributions from net realized gain on investments	(2.73)	(1.14)	(1.00)	(0.23)	—
TOTAL DISTRIBUTIONS	(2.93)	(1.46)	(1.18)	(0.31)	(0.07)
Net Asset Value, End of Period	$23.31	$26.40	$25.01	$21.58	$17.07
Total Return[2]	(1.26)%	11.66%	22.67%	28.52%	(6.06)%
Ratios to Average Net Assets:
Net expenses	1.01%	1.01%	1.01%	1.01%[3]	1.01%[3]
Net investment income	0.14%	1.13%	1.86%	0.66%	0.49%
Expense waiver/reimbursement[4]	0.11%	0.11%	0.15%	0.22%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$498,468	$480,796	$353,785	$145,893	$86,725
Portfolio turnover	83%	73%	99%	72%	72%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.01% and 1.00% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
September 30, 2015
Assets:
Total investment in securities, at value including $18,212,953 of investment in an affiliated holding (Note 5) (identified cost $640,863,565)		$673,866,694
Cash		2,046,346
Income receivable		1,051,146
Receivable for investments sold		11,692,255
Receivable for shares sold		292,998
TOTAL ASSETS		688,949,439
Liabilities:
Payable for investments purchased	$6,471,348
Payable for shares redeemed	472,362
Payable for distribution services fee (Note 5)	17,166
Payable for other service fees (Notes 2 and 5)	55,732
Accrued expenses (Note 5)	203,545
TOTAL LIABILITIES		7,220,153
Net assets for 29,323,496 shares outstanding		$681,729,286
Net Assets Consist of:
Paid-in capital		$637,567,106
Net unrealized appreciation of investments		33,003,129
Accumulated net realized gain on investments		10,600,938
Undistributed net investment income		558,113
TOTAL NET ASSETS		$681,729,286
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($149,579,082 ÷ 6,446,400 shares outstanding), no par value, unlimited shares authorized	$23.20
Offering price per share (100/94.50 of $23.20)	$24.55
Redemption proceeds per share	$23.20
Class C Shares:
Net asset value per share ($23,961,380 ÷ 1,069,611 shares outstanding), no par value, unlimited shares authorized	$22.40
Offering price per share	$22.40
Redemption proceeds per share (99.00/100 of $22.40)	$22.18
Class R Shares:
Net asset value per share ($9,721,042 ÷ 424,288 shares outstanding), no par value, unlimited shares authorized	$22.91
Offering price per share	$22.91
Redemption proceeds per share	$22.91
Institutional Shares:
Net asset value per share ($498,467,782 ÷ 21,383,197 shares outstanding), no par value, unlimited shares authorized	$23.31
Offering price per share	$23.31
Redemption proceeds per share	$23.31
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended September 30, 2015
Investment Income:
Dividends (including $24,517 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $16,941)			$8,376,450
Expenses:
Investment adviser fee (Note 5)		$6,539,427
Administrative fee (Note 5)		568,628
Custodian fees		36,212
Transfer agent fee (Note 2)		859,133
Directors'/Trustees' fees (Note 5)		5,491
Auditing fees		30,220
Legal fees		9,181
Portfolio accounting fees		141,665
Distribution services fee (Note 5)		240,869
Other service fees (Notes 2 and 5)		471,286
Share registration costs		67,396
Printing and postage		40,067
Miscellaneous (Note 5)		12,603
TOTAL EXPENSES		9,022,178
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(221,072)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(727,282)
TOTAL WAIVERS AND REIMBURSEMENTS		(948,354)
Net expenses			8,073,824
Net investment income			302,626
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			22,762,537
Net change in unrealized appreciation of investments			(31,350,635)
Net realized and unrealized loss on investments			(8,588,098)
Change in net assets resulting from operations			$(8,285,472)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended September 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$302,626	$6,694,934
Net realized gain on investments and foreign currency transactions	22,762,537	66,308,028
Net change in unrealized appreciation/depreciation of investments	(31,350,635)	(7,309,940)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,285,472)	65,693,022
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(823,287)	(1,653,454)
Class C Shares	(25,797)	(105,165)
Class R Shares	(35,853)	(134,460)
Institutional Shares	(4,011,463)	(5,353,503)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(15,623,818)	(6,971,274)
Class C Shares	(2,632,397)	(1,040,249)
Class R Shares	(918,602)	(581,650)
Institutional Shares	(50,885,817)	(18,249,311)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(74,957,034)	(34,089,066)
Share Transactions:
Proceeds from sale of shares	224,267,584	244,291,312
Net asset value of shares issued to shareholders in payment of distributions declared	70,444,332	31,872,930
Cost of shares redeemed	(202,738,927)	(169,464,353)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	91,972,989	106,699,889
Change in net assets	8,730,483	138,303,845
Net Assets:
Beginning of period	672,998,803	534,694,958
End of period (including undistributed net investment income of $558,113 and $5,151,887, respectively)	$681,729,286	$672,998,803
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
September 30, 2015
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 diversified portfolios. The financial statements included herein are only those of Federated Clover Small Value Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level
Annual Shareholder Report
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expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended September 30, 2015, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$284,349	$(251,163)
Class C Shares	41,400	(36,264)
Class R Shares	13,000	—
Institutional Shares	520,384	(416,251)
TOTAL	$859,133	$(703,678)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended September 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$406,732
Class C Shares	64,554
TOTAL	$471,286
Premium and Discount Amortization
All premiums and discounts are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended September 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,905,631	$47,215,436	1,762,641	$46,505,106
Shares issued to shareholders in payment of distributions declared	629,362	15,603,435	324,057	8,227,208
Shares redeemed	(2,161,576)	(54,659,666)	(2,069,035)	(54,802,954)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	373,417	$8,159,205	17,663	$(70,640)
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Year Ended September 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	283,175	$6,830,212	246,640	$6,308,390
Shares issued to shareholders in payment of distributions declared	106,336	2,548,878	44,305	1,092,011
Shares redeemed	(285,164)	(6,884,248)	(216,081)	(5,563,742)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	104,347	$2,494,842	74,864	$1,836,659

Year Ended September 30	2015		2014
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	191,836	$4,798,835	320,021	$8,246,737
Shares issued to shareholders in payment of distributions declared	37,833	925,743	28,018	704,247
Shares redeemed	(107,958)	(2,646,811)	(387,028)	(10,169,035)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	121,711	$3,077,767	(38,989)	$(1,218,051)

Year Ended September 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	6,639,453	$165,423,101	6,944,724	$183,231,079
Shares issued to shareholders in payment of distributions declared	2,060,765	51,366,276	856,669	21,849,464
Shares redeemed	(5,527,910)	(138,548,202)	(3,737,429)	(98,928,622)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,172,308	$78,241,175	4,063,964	$106,151,921
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	3,771,783	$91,972,989	4,117,502	$106,699,889
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income[1]	$22,391,180	$18,963,763
Long-term capital gains	$52,565,854	$15,125,303
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed income	$489,356
Undistributed long-term capital gains	$11,653,906
Net unrealized appreciation	$32,018,918
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The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and REIT adjustments.
At September 30, 2015, the cost of investments for federal tax purposes was $641,847,776. The net unrealized appreciation of investments for federal tax purposes was $32,018,918. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $74,699,559 and net unrealized depreciation from investments for those securities having an excess of cost over value of $42,680,641.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, the Adviser voluntarily waived $190,542 of its fee. In addition, for the year ended September 30, 2015, an affiliate of the Adviser reimbursed $703,678 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$193,661	$—
Class R Shares	47,208	(23,604)
TOTAL	$240,869	$(23,604)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2015, FSC retained $25,832 of fees paid by the Fund. For the year ended September 30, 2015, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2015, FSC retained $18,830 in sales charges from the sale of Class A Shares. FSC also retained $3,803 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended September 30, 2015, FSSC received $17,148 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.26%, 2.01%, 1.51% and 1.01% (the “Fee Limit”), respectively, up to but not
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including the later of (the “Termination Date”): (a) December 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended September 30, 2015, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $1,023,999.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended September 30, 2015, the Adviser reimbursed $30,530. Transactions involving the affiliated holding during the year ended September 30, 2015, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 9/30/2014	26,090,732
Purchases/Additions	331,970,051
Sales/Reductions	(339,847,830)
Balance of Shares Held 9/30/2015	18,212,953
Value	$18,212,953
Dividend Income	$24,517
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2015, were as follows:
Purchases	$598,456,063
Sales	$577,835,981
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7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the program was not utilized.
9. SPIN-OFF DISTRIBUTION
As presented in the Fund's September 30, 2014 Annual Report, Starwood Property Trust, Inc. (STWD), a real estate investment Trust (REIT) security owned by the Fund, completed a spinoff of Starwood Waypoint Residential Trust (SWAY). On January 24, 2014, the company's public disclosure related to this spin-off indicated that the taxability of the distribution of SWAY common stock and the effect of this distribution on the tax basis of the STWD common stock would not be known until early 2015. Typically a portion of the dividend income received on REIT securities is deemed a return of capital (ROC). Because there was not enough information available at the time of the publication of the Fund's Annual Report to calculate an estimated ROC percentage for STWD, the spin-off distribution of $3,312,995 was presented as dividend income on the Fund's Statement of Operations. It has since been determined that 70.6% or $2,339,437 of the distribution from STWD was deemed a ROC for tax purposes. Accordingly, during the year ended September 30, 2015, the amount deemed a ROC was reclassified from dividend income to identified cost.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended September 30, 2015, the amount of long-term capital gains designated by the Fund was $52,565,854.
For the fiscal year ended September 30, 2015, 34.67% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended September 30, 2015, 31.88% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated Equity Funds AND SHAREHOLDERS OF FEDERATED Clover small value fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Clover Small Value Fund (the “Fund”), a portfolio of Federated Equity Funds as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Clover Small Value Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 23, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$921.70	$6.07
Class C Shares	$1,000	$918.40	$9.67
Class R Shares	$1,000	$921.20	$6.65
Institutional Shares	$1,000	$923.20	$4.87
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.75	$6.38
Class C Shares	$1,000	$1,014.99	$10.15
Class R Shares	$1,000	$1,018.15	$6.98
Institutional Shares	$1,000	$1,020.00	$5.11
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.26%
Class C Shares	2.01%
Class R Shares	1.38%
Institutional Shares	1.01%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Evaluation and Approval of Advisory Contract–May 2015
Federated Clover Small Value Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
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charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
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The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
Annual Shareholder Report
41

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
42

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
43

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Clover Small Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172289
CUSIP 314172271
CUSIP 314172172
CUSIP 314172263
41198 (11/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
September 30, 2015
Share Class	Ticker
A	VFCAX
B	VFCBX
C	VFCCX
R	VFCKX
Institutional	VFCIX

Federated Clover Value Fund
Successor to the Touchstone Value Opportunities Fund Established 1991

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2014 through September 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Clover Value Fund (the “Fund”), based on net asset value for the 12-month reporting period ended September 30, 2015, was -9.93% for Class A Shares, -10.54% for Class B Shares, -10.57% for Class C Shares, -10.13% for Class R Shares and -9.72% for Institutional Shares. The Russell 1000® Value Index (R1000V),1 a broad-based securities market index, returned -4.42% during the same period. The total return for the Morningstar Large Value Funds Average (MLVFA),2 a peer group average for the Fund, was -4.97% during the same period. The Fund's and the MLVFA's total return for the most recent fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the R1000V.
The Fund's investment strategy seeks to achieve capital appreciation through careful analysis and selection of individual stocks. For the reporting period, stock selection was the most significant factor affecting the Fund's performance relative to the R1000V.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The bull market that has lifted stock prices since early 2009 has been remarkable, not only for its strength, but also for its consistency. But that began to change over the reporting period as price volatility returned to the stock market, most notably during the month of August when a dramatic six-day slide saw the value of the S&P 500 Index,3 a widely-used measure of large-cap U.S. equities, contract by 11%. Volatility is a perfectly normal occurrence in the stock market, and while it can be tempting to assign a cause to it, it does not always need a clearly defined reason to rear its ugly head. Yet there are several worrisome factors that one can point to in the current environment, which have likely contributed to the market's unrest. Perhaps the primary concern for investors is that China, which accounts for approximately 30% of the world's economic growth, has been showing signs that its rapid growth is slowing. The industrialization of China in recent decades, with its seemingly insatiable appetite for raw materials, has been a boon to many commodity-exporting countries, so any significant slowdown there would be felt around the globe. Outside of China, many of the world's developed countries have been battling economic deceleration and easing their monetary policies, just as the United States is winding down its stimulus programs and attempting to normalize interest rates. The U.S. has been a lone beacon of strength against a softening global backdrop. But despite the continued stability of the domestic economy, stocks have been weighed down by pockets of pessimism.
Annual Shareholder Report
1

STOCK SELECTION
Stock selection in the Consumer Staples sector had the greatest positive impact on the Fund's benchmark-relative performance during the reporting period. Among the standout performers in this sector were drugstore chain CVS Health Corporation and supermarket chain Kroger Co. Discerning stock selection in the Industrials sector was another source of strength for the Fund. The Fund's performance in this sector was led by Stanley Black & Decker, Inc., a manufacturer of tools and hardware. Stock selection in the Consumer Discretionary sector detracted from relative Fund performance over the reporting period. Within this area, MGM Resorts International, a gaming, hospitality and entertainment company, had a negative impact on Fund performance, as did media company TEGNA, Inc. The Utilities sector was also among the weaker performing sectors for the Fund from a benchmark-relative perspective. In particular, electric utility firm NRG Energy, Inc. and multi-utility firm Sempra Energy posted disappointing results that weighed upon the Fund's return.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the R1000V.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MLVFA.
3	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Clover Value Fund (the “Fund”)2 from September 30, 2005 to September 30, 2015, compared to the Russell 1000® Value Index (R1000V)3 and Morningstar Large Value Funds Average (MLVFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of September 30, 2015
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 9/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-14.88%	8.75%	4.08%
Class B Shares[5]	-15.44%	8.90%	4.05%
Class C Shares	-11.46%	9.18%	3.94%
Class R Shares[5]	-10.13%	9.74%	4.30%
Institutional Shares[5]	-9.72%	10.26%	4.83%
R1000V	-4.42%	12.29%	5.71%
MLVFA	-4.97%	10.79%	5.26%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000V and MLVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The Fund is the successor to Touchstone Value Opportunities Fund, a portfolio of Touchstone Funds Group Trust, pursuant to a reorganization that took place as of the close of business on August 28, 2009. The Fund commenced operations on March 16, 2009, when the Fund became the successor to Clover Capital Multi Value Equity Common Fund, LLC, organized as a Delaware limited liability company only available to accredited investors. The Fund assumed the performance of the predecessor common fund. As a result of the reorganization on August 28, 2009, the Touchstone Value Opportunities Fund became the accounting survivor. The information presented above, for the periods prior to August 28, 2009, is historical information of Touchstone Value Opportunities Fund.
3	The R1000V measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	The Fund's Class B Shares, Class R Shares and Institutional Shares commenced operations on August 29, 2009. For the period prior to the commencement of operations of Class B Shares, Class R Shares and Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to Class B Shares and Class R Shares, the performance of Class A Shares has been adjusted to reflect the expenses applicable to each of those classes. In relation to Institutional Shares, the performance of Class A Shares has not been adjusted to reflect the expenses of Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares; however, the performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of Institutional Shares. Additionally, for both the Class R Shares and Institutional Shares, the performance information shown above has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At September 30, 2015, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Financials	24.7%
Industrials	12.2%
Health Care	11.3%
Consumer Discretionary	10.3%
Information Technology	8.7%
Energy	8.4%
Consumer Staples	6.9%
Materials	5.9%
Telecommunication Services	4.1%
Utilities	3.9%
Cash Equivalents[2]	3.5%
Other Assets and Liabilities—Net[3]	0.1%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
September 30, 2015
Shares			Value
		COMMON STOCKS—96.4%
		Consumer Discretionary—10.3%
918,200	[1]	Liberty Interactive Corp. QVC Group	$24,084,386
1,406,600	[1]	Live Nation Entertainment, Inc.	33,814,664
1,059,300	[1]	Tegna, Inc.	23,717,727
		TOTAL	81,616,777
		Consumer Staples—6.9%
363,400		CVS Health Corp.	35,060,832
241,500	[1]	Edgewell Personal Care Co.	19,706,400
		TOTAL	54,767,232
		Energy—8.4%
319,500		Devon Energy Corp.	11,850,255
544,800		Kinder Morgan, Inc.	15,080,064
522,500	[1]	Newfield Exploration Co.	17,190,250
368,900		Valero Energy Corp.	22,170,890
		TOTAL	66,291,459
		Financials—24.7%
786,600		American International Group, Inc.	44,694,612
153,300		Ameriprise Financial, Inc.	16,729,629
1,459,500		Bank of America Corp.	22,739,010
525,700		Bank of New York Mellon Corp.	20,581,155
1,697,200		Fifth Third Bancorp	32,094,052
814,619		Hartford Financial Services Group, Inc.	37,293,258
1,066,300		Starwood Property Trust, Inc.	21,880,476
		TOTAL	196,012,192
		Health Care—11.3%
760,200		Abbott Laboratories	30,575,244
614,900	[1]	Brookdale Senior Living, Inc.	14,118,104
386,800		Teva Pharmaceutical Industries Ltd., ADR	21,838,728
202,600		UnitedHealth Group, Inc.	23,503,626
		TOTAL	90,035,702
		Industrials—12.2%
538,300		Ingersoll-Rand PLC, Class A	27,329,491
191,500		Manpowergroup, Inc.	15,681,935
627,500		Masco Corp.	15,800,450
177,200		Stanley Black & Decker, Inc.	17,184,856
Annual Shareholder Report
6

Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
416,200		Waste Management, Inc.	$20,730,922
		TOTAL	96,727,654
		Information Technology—8.7%
459,200		Hewlett-Packard Co.	11,760,112
785,500	[1]	PayPal, Inc.	24,381,920
1,697,400		Symantec Corp.	33,048,378
		TOTAL	69,190,410
		Materials—5.9%
355,000		CF Industries Holdings, Inc.	15,939,500
510,300		Packaging Corp. of America	30,699,648
		TOTAL	46,639,148
		Telecommunication Services—4.1%
6,891,101		Frontier Communications Corp.	32,732,725
		Utilities—3.9%
370,400		CMS Energy Corp.	13,082,528
182,500		Sempra Energy	17,651,400
		TOTAL	30,733,928
		TOTAL COMMON STOCKS (IDENTIFIED COST $774,516,513)	764,747,227
		INVESTMENT COMPANY—3.5%
27,502,100	[2]	Federated Prime Value Obligations Fund, Institutional Shares, 0.15%[3] (AT NET ASSET VALUE)	27,502,100
		TOTAL INVESTMENTS—99.9% (IDENTIFIED COST $802,018,613)[4]	792,249,327
		OTHER ASSETS AND LIABILITIES - NET—0.1%[5]	730,935
		TOTAL NET ASSETS—100%	$792,980,262
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	Also represents cost for federal tax purposes.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2015.
Annual Shareholder Report
7

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of September 30, 2015, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.54	$19.57	$16.10	$12.57	$13.00
Income From Investment Operations:
Net investment income	0.07[1]	0.28[1]	0.14[1]	0.14[1]	0.11[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.28)	2.81	3.47	3.44	(0.43)
TOTAL FROM INVESTMENT OPERATIONS	(2.21)	3.09	3.61	3.58	(0.32)
Less Distributions:
Distributions from net investment income	(0.24)	(0.12)	(0.15)	(0.14)	(0.11)
Return of capital	—	—	(0.00)[2,3]	—	—
TOTAL DISTRIBUTIONS	(0.24)	(0.12)	(0.15)	(0.14)	(0.11)
Regulatory Settlement Proceeds	—	—	0.01[4]	0.09[4]	—
Net Asset Value, End of Period	$20.09	$22.54	$19.57	$16.10	$12.57
Total Return[5]	(9.93)%	15.79%	22.55%[4]	29.28%[4]	(2.60)%
Ratios to Average Net Assets:
Net expenses	1.19%	1.19%	1.19%	1.19%[6]	1.19%[6]
Net investment income	0.31%	1.26%	0.81%	0.93%	0.76%
Expense waiver/reimbursement[7]	0.08%	0.08%	0.11%	0.14%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$578,048	$709,502	$664,588	$614,914	$518,057
Portfolio turnover	102%	98%	81%	63%	98%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
6	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.19% and 1.19% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.38	$19.48	$16.03	$12.52	$12.96
Income From Investment Operations:
Net investment income (loss)	(0.10)[1]	0.12[1]	0.01[1]	0.03[1]	0.00[1,2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.24)	2.78	3.45	3.42	(0.43)
TOTAL FROM INVESTMENT OPERATIONS	(2.34)	2.90	3.46	3.45	(0.43)
Less Distributions:
Distributions from net investment income	(0.10)	(0.00)[2]	(0.02)	(0.03)	(0.01)
Return of capital	—	—	(0.00)[2,3]	—	—
TOTAL DISTRIBUTIONS	(0.10)	(0.00)[2]	(0.02)	(0.03)	(0.01)
Regulatory Settlement Proceeds	—	—	0.01[4]	0.09[4]	—
Net Asset Value, End of Period	$19.94	$22.38	$19.48	$16.03	$12.52
Total Return[5]	(10.54)%	14.90%	21.70%[4]	28.29%[4]	(3.30)%
Ratios to Average Net Assets:
Net expenses	1.92%	1.92%	1.92%	1.92%[6]	1.92%[6]
Net investment income (loss)	(0.44)%	0.53%	0.08%	0.19%	0.03%
Expense waiver/reimbursement[7]	0.15%	0.17%	0.26%	0.30%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,426	$31,788	$33,452	$33,658	$39,973
Portfolio turnover	102%	98%	81%	63%	98%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of 0.06% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.32% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
6	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.92% and 1.92% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.41	$19.50	$16.06	$12.54	$12.98
Income From Investment Operations:
Net investment income (loss)	(0.10)[1]	0.12[1]	0.01[1]	0.03[1]	0.00[1,2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.26)	2.79	3.45	3.43	(0.42)
TOTAL FROM INVESTMENT OPERATIONS	(2.36)	2.91	3.46	3.46	(0.42)
Less Distributions:
Distributions from net investment income	(0.09)	(0.00)[2]	(0.03)	(0.03)	(0.02)
Return of capital	—	—	(0.00)[2,3]	—	—
TOTAL DISTRIBUTIONS	(0.09)	(0.00)[2]	(0.03)	(0.03)	(0.02)
Regulatory Settlement Proceeds	—	—	0.01[4]	0.09[4]	—
Net Asset Value, End of Period	$19.96	$22.41	$19.50	$16.06	$12.54
Total Return[5]	(10.57)%	14.94%	21.61%[4]	28.34%[4]	(3.29)%
Ratios to Average Net Assets:
Net expenses	1.92%	1.92%	1.92%	1.92%[6]	1.92%[6]
Net investment income (loss)	(0.42)%	0.53%	0.08%	0.19%	0.03%
Expense waiver/reimbursement[7]	0.13%	0.13%	0.16%	0.19%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,916	$46,022	$41,237	$37,331	$33,947
Portfolio turnover	102%	98%	81%	63%	98%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.32% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
6	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.92% and 1.92% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.54	$19.58	$16.11	$12.57	$13.01
Income From Investment Operations:
Net investment income	0.02[1]	0.24[1]	0.11[1]	0.10[1]	0.07[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.28)	2.80	3.46	3.46	(0.44)
TOTAL FROM INVESTMENT OPERATIONS	(2.26)	3.04	3.57	3.56	(0.37)
Less Distributions:
Distributions from net investment income	(0.18)	(0.08)	(0.11)	(0.11)	(0.07)
Return of capital	—	—	(0.00)[2,3]	—	—
TOTAL DISTRIBUTIONS	(0.18)	(0.08)	(0.11)	(0.11)	(0.07)
Regulatory Settlement Proceeds	—	—	0.01[4]	0.09[4]	—
Net Asset Value, End of Period	$20.10	$22.54	$19.58	$16.11	$12.57
Total Return[5]	(10.13)%	15.52%	22.32%[4]	29.07%[4]	(2.92)%
Ratios to Average Net Assets:
Net expenses	1.42%	1.38%	1.38%	1.42%[6]	1.46%[6]
Net investment income	0.08%	1.06%	0.62%	0.70%	0.49%
Expense waiver/reimbursement[7]	0.27%	0.28%	0.29%	0.31%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,968	$27,505	$24,706	$20,830	$16,169
Portfolio turnover	102%	98%	81%	63%	98%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of 0.06% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
5	Based on net asset value.
6	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.42% and 1.46% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.57	$19.60	$16.12	$12.58	$13.02
Income From Investment Operations:
Net investment income	0.12[1]	0.34[1]	0.19[1]	0.18[1]	0.15[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.28)	2.81	3.47	3.45	(0.45)
TOTAL FROM INVESTMENT OPERATIONS	(2.16)	3.15	3.66	3.63	(0.30)
Less Distributions:
Distributions from net investment income	(0.30)	(0.18)	(0.18)	(0.18)	(0.14)
Return of capital	—	—	(0.01)[2]	—	—
TOTAL DISTRIBUTIONS	(0.30)	(0.18)	(0.19)	(0.18)	(0.14)
Regulatory Settlement Proceeds	—	—	0.01[3]	0.09[3]	—
Net Asset Value, End of Period	$20.11	$22.57	$19.60	$16.12	$12.58
Total Return[4]	(9.72)%	16.06%	22.90%[3]	29.66%[3]	(2.42)%
Ratios to Average Net Assets:
Net expenses	0.94%	0.94%	0.94%	0.94%[5]	0.94%[5]
Net investment income	0.54%	1.54%	1.06%	1.18%	1.02%
Expense waiver/reimbursement[6]	0.03%	0.03%	0.04%	0.06%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$131,623	$173,598	$204,251	$174,998	$166,009
Portfolio turnover	102%	98%	81%	63%	98%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	On September 9, 2013 and June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had a total return impact of 0.06% and 0.40%, respectively. During the year ended September 30, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.93% and 0.93% for the years ended September 30, 2012 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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13

Statement of Assets and Liabilities
September 30, 2015
Assets:
Total investment in securities, at value including $27,502,100 of investment in an affiliated holding (Note 5) (identified cost $802,018,613)		$792,249,327
Income receivable		1,591,368
Receivable for shares sold		291,815
TOTAL ASSETS		794,132,510
Liabilities:
Payable for shares redeemed	$569,189
Payable for transfer agent fee	216,508
Payable for Directors'/Trustees' fees (Note 5)	218
Payable for auditing fees	29,020
Payable for portfolio accounting fees	27,684
Payable for distribution services fee (Note 5)	44,360
Payable for other service fees (Notes 2 and 5)	232,097
Accrued expenses (Note 5)	33,172
TOTAL LIABILITIES		1,152,248
Net assets for 39,484,678 shares outstanding		$792,980,262
Net Assets Consist of:
Paid-in capital		$848,869,966
Net unrealized depreciation of investments		(9,769,286)
Accumulated net realized loss on investments and foreign currency transactions		(46,746,773)
Undistributed net investment income		626,355
TOTAL NET ASSETS		$792,980,262
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($578,047,509 ÷ 28,772,996 shares outstanding), no par value, unlimited shares authorized	$20.09
Offering price per share (100/94.50 of $20.09)	$21.26
Redemption proceeds per share	$20.09
Class B Shares:
Net asset value per share ($24,426,325 ÷ 1,225,247 shares outstanding), no par value, unlimited shares authorized	$19.94
Offering price per share	$19.94
Redemption proceeds per share (94.50/100 of $19.94)	$18.84
Class C Shares:
Net asset value per share ($36,915,513 ÷ 1,849,463 shares outstanding), no par value, unlimited shares authorized	$19.96
Offering price per share	$19.96
Redemption proceeds per share (99.00/100 of $19.96)	$19.76
Class R Shares:
Net asset value per share ($21,968,204 ÷ 1,092,826 shares outstanding), no par value, unlimited shares authorized	$20.10
Offering price per share	$20.10
Redemption proceeds per share	$20.10
Institutional Shares:
Net asset value per share ($131,622,711 ÷ 6,544,146 shares outstanding), no par value, unlimited shares authorized	$20.11
Offering price per share	$20.11
Redemption proceeds per share	$20.11
See Notes which are an integral part of the Financial Statements
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15

Statement of Operations
Year Ended September 30, 2015
Investment Income:
Dividends (including $22,088 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $134,417)			$14,506,048
Expenses:
Investment adviser fee (Note 5)		$7,252,977
Administrative fee (Note 5)		756,799
Custodian fees		41,086
Transfer agent fee (Note 2)		1,471,808
Directors'/Trustees' fees (Note 5)		8,214
Auditing fees		30,220
Legal fees		9,181
Portfolio accounting fees		165,476
Distribution services fee (Note 5)		696,342
Other service fees (Notes 2 and 5)		1,918,427
Share registration costs		66,631
Printing and postage		77,596
Miscellaneous (Note 5)		15,211
TOTAL EXPENSES		12,509,968
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(183,556)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(589,515)
TOTAL WAIVERS AND REIMBURSEMENTS		(773,071)
Net expenses			11,736,897
Net investment income			2,769,151
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			44,619,687
Net change in unrealized appreciation of investments			(131,868,450)
Net realized and unrealized loss on investments and foreign currency transactions			(87,248,763)
Change in net assets resulting from operations			$(84,479,612)
See Notes which are an integral part of the Financial Statements
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16

Statement of Changes in Net Assets
Year Ended September 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,769,151	$13,113,326
Net realized gain on investments and foreign currency transactions	44,619,687	177,360,618
Net change in unrealized appreciation/depreciation of investments	(131,868,450)	(37,187,204)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(84,479,612)	153,286,740
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(7,180,894)	(3,890,963)
Class B Shares	(131,594)	(2,820)
Class C Shares	(187,077)	(5,638)
Class R Shares	(210,295)	(96,358)
Institutional Shares	(2,194,353)	(1,617,603)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,904,213)	(5,613,382)
Share Transactions:
Proceeds from sale of shares	54,952,437	94,728,807
Net asset value of shares issued to shareholders in payment of distributions declared	8,723,247	4,978,569
Cost of shares redeemed	(164,726,278)	(227,200,122)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(101,050,594)	(127,492,746)
Change in net assets	(195,434,419)	20,180,612
Net Assets:
Beginning of period	988,414,681	968,234,069
End of period (including undistributed net investment income of $626,355 and $7,754,579, respectively)	$792,980,262	$988,414,681
See Notes which are an integral part of the Financial Statements
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17

Notes to Financial Statements
September 30, 2015
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 diversified portfolios. The financial statements included herein are only those of Federated Clover Value Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. GAAP requires that distributions in excess of tax basis earnings and profits be reported in these financial statements as a return of capital (ROC). Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to
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each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended September 30, 2015, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,064,148	$(414,730)
Class B Shares	62,331	(40,183)
Class C Shares	81,060	(48,509)
Class R Shares	86,391	(495)
Institutional Shares	177,878	(18,921)
TOTAL	$1,471,808	$(522,838)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended September 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,730,764
Class B Shares	75,983
Class C Shares	111,680
TOTAL	$1,918,427
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
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The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended September 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,058,411	$24,321,278	1,695,843	$37,705,115
Shares issued to shareholders in payment of distributions declared	287,422	6,506,093	155,862	3,528,121
Shares redeemed	(4,052,588)	(93,160,829)	(4,328,497)	(95,893,015)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,706,755)	$(62,333,458)	(2,476,792)	$(54,659,779)
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Year Ended September 30	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	128,723	$2,930,245	151,411	$3,335,294
Shares issued to shareholders in payment of distributions declared	5,477	127,023	124	2,730
Shares redeemed	(329,056)	(7,528,134)	(448,845)	(9,862,837)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(194,856)	$(4,470,866)	(297,310)	$(6,524,813)

Year Ended September 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	209,783	$4,798,366	334,547	$7,407,808
Shares issued to shareholders in payment of distributions declared	7,224	167,737	228	5,051
Shares redeemed	(421,081)	(9,583,833)	(395,780)	(8,655,959)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(204,074)	$(4,617,730)	(61,005)	$(1,243,100)

Year Ended September 30	2015		2014
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	223,947	$5,146,584	290,210	$6,482,354
Shares issued to shareholders in payment of distributions declared	9,115	207,761	4,200	95,172
Shares redeemed	(360,406)	(8,291,010)	(336,301)	(7,449,572)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(127,344)	$(2,936,665)	(41,891)	$(872,046)

Year Ended September 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	770,737	$17,755,964	1,782,232	$39,798,236
Shares issued to shareholders in payment of distributions declared	75,739	1,714,633	59,824	1,347,495
Shares redeemed	(1,995,186)	(46,162,472)	(4,572,675)	(105,338,739)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,148,710)	$(26,691,875)	(2,730,619)	$(64,193,008)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(4,381,739)	$(101,050,594)	(5,607,617)	$(127,492,746)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.
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For the year ended September 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$6,838	$(6,838)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2015 and 2014 was as follows:
	2015	2014
Ordinary income	$9,904,213	$5,613,382
As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed income	$626,355
Net unrealized depreciation	$(9,769,286)
Capital loss carryforwards and deferrals	$(46,746,773)
At September 30, 2015, the cost of investments for federal tax purposes was $802,018,613. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities was $9,769,286. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $73,100,618 and net unrealized depreciation from investments for those securities having an excess of cost over value of $82,869,904.
At September 30, 2015, the Fund had a capital loss carryforward of $12,401,481 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$12,401,481	NA	$12,401,481
The Fund used capital loss carryforwards of $77,715,045 to offset capital gains realized during the year ended September 30, 2015.
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Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of September 30, 2015, for federal income tax purposes, post October losses of $34,345,292 were deferred to October 1, 2015.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, the Adviser voluntarily waived $155,054 of its fee. In addition, for the year ended September 30, 2015, an affiliate of the adviser reimbursed $522,838 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$227,947	$—
Class C Shares	335,041	—
Class R Shares	133,354	(66,677)
TOTAL	$696,342	$(66,677)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2015, FSC retained $171,276 of fees paid by the Fund. For the year ended September 30, 2015, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2015, FSC retained $48,408 in sales charges from the sale of Class A Shares. FSC also retained $41,055 of CDSC relating to redemptions of Class B Shares and $1,406 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended September 30, 2015, FSSC received $396,193 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.19%, 1.92%, 1.92%, 1.42% and 0.94% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended September 30, 2015, the Adviser reimbursed $28,502. Transactions involving the affiliated holding during the year ended September 30, 2015, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 9/30/2014	13,545,156
Purchases/Additions	504,177,669
Sales/Reductions	(490,220,725)
Balance of Shares Held 9/30/2015	27,502,100
Value	$27,502,100
Dividend Income	$22,088
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2015, were as follows:
Purchases	$952,972,665
Sales	$1,067,630,254
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the program was not utilized.
9. SPIN-OFF DISTRIBUTION
As presented in the Fund's September 30, 2014 Annual Report, Starwood Property Trust, Inc. (STWD), a real estate investment trust (REIT) security owned by the Fund, completed a spinoff of Starwood Waypoint Residential Trust (SWAY). On January 24, 2014, the company's public disclosure related to this spin-off indicated that the taxability of the distribution of SWAY common stock and the effect of this distribution on the tax basis of the STWD common stock would not be known until early 2015. Typically a portion of the dividend income received on
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REIT securities is deemed a return of capital (ROC). Because there was not enough information available at that time to calculate an estimated ROC percentage for STWD, the additional income from the spin-off of $6,283,082, as well as the income from the normal quarterly dividend, was not distributed by the Fund until the December 2014 ex-date. Approximately 70.6% or $4,436,734, of the spin-off distribution from STWD was deemed a ROC for tax purposes. Accordingly, during the year ended September 30, 2015, the amount deemed a ROC was reclassified from dividend income to identified cost.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended September 30, 2015, 100% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended September 30, 2015, 100% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated Equity Funds AND THE SHAREHOLDERS OF FEDERATED Clover value fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Clover Value Fund (the “Fund”), a portfolio of Federated Equity Funds as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Clover Value Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 23, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$858.20	$5.54
Class B Shares	$1,000	$855.10	$8.93
Class C Shares	$1,000	$855.20	$8.93
Class R Shares	$1,000	$857.00	$6.61
Institutional Shares	$1,000	$859.20	$4.38
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.10	$6.02
Class B Shares	$1,000	$1,015.44	$9.70
Class C Shares	$1,000	$1,015.44	$9.70
Class R Shares	$1,000	$1,017.95	$7.18
Institutional Shares	$1,000	$1,020.36	$4.76
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.19%
Class B Shares	1.92%
Class C Shares	1.92%
Class R Shares	1.42%
Institutional Shares	0.94%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2015
Federated Clover Value Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
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charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report
39

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Annual Shareholder Report
40

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation
Annual Shareholder Report
41

reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
Annual Shareholder Report
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Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
43

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
44

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Clover Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172255
CUSIP 314172248
CUSIP 314172230
CUSIP 314172222
CUSIP 314172214
41200 (11/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
September 30, 2015
Share Class	Ticker
A	BEARX
C	PBRCX
Institutional	PBRIX

Federated Prudent Bear Fund
Successor to the Prudent Bear Fund Established 1995

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2014 through September 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Prudent Bear Fund (the “Fund”), based on net asset value for the 12-month reporting period ended September 30, 2015, was -5.02% for Class A Shares, -5.99% for Class C Shares and -5.35% for Institutional Shares. The total return of the Standard & Poor's 500 Index (S&P 500),1 a broad-based securities market index, was -0.61% for the same period. The total return for the Fund's market benchmark, the S&P 500 Inverse Daily Index (S&P 500 Inverse),2 was -1.48% for the same period. The total return of the Morningstar Bear Market Funds Average (MBMFA),3 a peer group average for the Fund, was -1.86%. The Fund's and MBMFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the S&P 500 or S&P 500 Inverse.
During the reporting period, the Fund's performance relative to the S&P 500 Inverse was most affected by: (a) the positioning and strategy4 of the Fund; and (b) the performance of Fund's investments in natural resources.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, the U.S. economy expanded at a moderate pace. Global equity markets continued to be supported by accommodative monetary policy. The S&P 500 reached an all-time high in May 2015. Market reaction to Federal Reserve (the “Fed”) activity continued to be significant. Emerging market equities did not perform well in the reporting period, due partially to commodity price declines.
U.S. 10-year Treasury bond yields were volatile in the reporting period, and ended significantly lower, providing support for equity prices. At the beginning of the period, yields were 2.49%, and at the end of the period, yields had declined to 2.04%. Slower than anticipated inflation and economic growth, as well as challenges in the emerging markets, caused the Fed to delay increasing the federal funds target rate.
The U.S. dollar strengthened significantly in the reporting period as the U.S. Dollar Index5 increased 12.1%. Commodities and commodity stocks endured a very challenging reporting period. For the year ended September 30, 2015, Brent crude oil declined 49%, natural gas declined 39%, copper declined 22% and gold declined 8%.
Volatility increased significantly in the quarter ended September 30, 2015, due to weaker than expected economic growth in China. The CBOE Volatility Index® (VIX® Index)6 increased from a low of 12 in early July to a high of 40 near the end of August and remained elevated throughout September.
Annual Shareholder Report

POSITIONING AND STRATEGY
The underperformance of the Fund's Institutional Shares versus the S&P 500 Inverse (the inverse of the total return of the S&P 500) for the reporting period was primarily due to losses suffered on the Fund's long investments and put options and the Fund's less than 100% net short position.
Total net short exposure varied between 50% and 90% throughout much of the reporting period. The Fund commenced the reporting period with net short exposure at approximately 90%. This was comprised of gross short equity exposure (including put options) of 94% and gross long equity exposure of 4%. Throughout the reporting period the Fund increased both gross short equity exposure and gross long equity exposure. The Fund increased gross long equity exposure by a greater amount than it did gross short equity exposure in the period, resulting in period ending net short exposure of approximately 60%. This was comprised of gross short equity exposure of approximately 120% and gross long equity exposure of approximately 60%. For the reporting period, the volatility of the Fund's long positions was significantly lower than the volatility of the Fund's short positions.
Throughout the reporting period, the Fund purchased shares in equities that Fund management believed were trading below their intrinsic value. Fund management focused on purchasing equities that had lower volatility than the overall market, a robust history of dividend payments and that were associated with stable business models. At the beginning of the reporting period, the Fund had gross long equity exposure of 4% and at the end of the reporting period, the Fund had gross long equity exposure of 60%.
Additionally, throughout the reporting period, Fund management increased their short positions in equities and ETFs that they believed were trading above their intrinsic value. At the beginning of the reporting period, the Fund had short positions in equities and ETFs of approximately 53%, and at the end of the reporting period, the Fund had short positions in equities and ETFs of approximately 63%. At the end of the reporting period, the remaining short exposure was comprised of S&P 500 futures7 and the S&P 500 ETF (SPY), totaling approximately 56%.
Annual Shareholder Report

performance of NATURAL RESOURCE equities
Losses on the Fund's natural resource equities holdings had a negative impact on performance in the reporting period. Stocks in companies that operate in commodity businesses were generally weaker than the overall market in the reporting period. The NYSE Arca Gold BUGS Index (HUI),8 returned -43.9%. While the Fund's allocation to gold stocks9 was reduced throughout the reporting period, the negative returns to the sector hurt overall Fund performance.
1	Please see the footnote to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500.
2	Please see the footnote to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500 Inverse.
3	Please see the footnote to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MBMFA.
4	The Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor's risk is limited to the amount of investment in a mutual fund. The Fund may also hold restricted securities purchased through private placements. Such securities may be difficult to sell without experiencing delays or additional costs. Please see the Prospectus for further details. Considering the increased risks, the Fund may not be suitable for all investors.
5	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
6	The CBOE Volatility Index® (VIX® Index) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices. The index is unmanaged, and it is not possible to invest directly in an index.
7	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
8	The NYSE Arca Gold BUGS Index is a modified equal dollar weighted index of companies involved in gold mining. The index is unmanaged, and it is not possible to invest directly in an index.
9	Investments in gold and precious metals are subject to additional risks such as the possibility of substantial price fluctuations over a short period of time.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT1
The graph below illustrates the hypothetical investment of $10,0002 in the Federated Prudent Bear Fund from September 30, 2005 to September 30, 2015, compared to the Standard & Poor's 500 Index (S&P 500),3 S&P 500 Inverse Daily Index (S&P 500 Inverse)3 and the Morningstar Bear Market Funds Average (MBMFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of $10,000 as of September 30, 2015
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 9/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #2)
	1 Year	5 Years	10 Years
Class A Shares	-10.28%	-15.88%	-6.66%
Class C Shares	-6.93%	-15.55%	-6.83%
Institutional Shares	-5.35%	-14.76%	-6.00%
S&P 500	-0.61%	13.34%	6.80%
S&P 500 Inverse	-1.48%	-13.57%	-7.59%
MBMFA	-1.86%	-20.22%	-15.92%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Federated Prudent Bear Fund is the successor to Prudent Bear Fund pursuant to a reorganization that took place on December 5, 2008. The information presented above for periods prior to December 5, 2008, for Class A Shares and Institutional Shares is historical information for the No Load Shares of Prudent Bear Fund. The information presented above for periods prior to December 5, 2008, for Class C Shares is historical information for the Class C Shares of Prudent Bear Fund. Effective December 8, 2008, a maximum sales charge of 5.50% for newly purchased Class A Shares was implemented. The line graphs above reflect any front-end sales charges, as applicable, as of the date of the initial investment. The Average Annual Total Returns reflect the current sales charges applicable to each class.
2	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% is effective for newly purchased shares beginning on December 8, 2008; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the S&P 500 Inverse have been adjusted to reflect reinvestment of dividends on securities in the indexes.
3	The S&P 500 and the S&P 500 Inverse are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 500 is a broad-based market index that measures the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index. The S&P 500 Inverse is designed to provide the inverse performance of the S&P 500, representing a short position in the index. The S&P 500 and the S&P 500 Inverse are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At September 30, 2015, the Fund's portfolio composition was as follows:
Percentage of Total Net Assets
Securities Sold Short	(76.1)%
Derivative Contracts—Short (notional value)[1]	(43.6)%
Common Stocks	59.5%
U.S. Treasury Securities	25.4%
Cash Equivalents[2]	18.5%
Adjustment for Derivative Contracts (notional value)[1]	44.5%
Collateral on Deposit for Securities Sold Short	69.8%
Other Assets and Liabilities—Net[3]	2.0%
TOTAL	100.0%
1	Derivative contracts may consist of futures, forwards, options and swaps. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, securities sold short, derivative contracts and collateral on deposit for securities sold short, less liabilities. See Statement of Assets and Liabilities.

At September 30, 2015, the Fund's sector composition4 for its short positions was as follows:
Sector Composition	Percentage of Total Securities Sold Short[5]
Broad Equity Index	49.8%
Information Technology	12.3%
Consumer Discretionary	10.6%
Financials	9.0%
Industrials	5.0%
Health Care	5.9%
Energy	2.6%
Materials	2.2%
Consumer Staples	1.4%
Utilities	1.2%
TOTAL	100.0%
4	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
5	Includes any short positions on futures contracts.
Annual Shareholder Report

Portfolio of Investments
September 30, 2015
Shares or Principal Amount			Value
		COMMON STOCKS—59.5%
		Consumer Discretionary—2.9%
77,500		McDonald's Corp.	$7,636,075
209,577		Pearson PLC	3,581,895
		TOTAL	11,217,970
		Consumer Staples—17.5%
69,000		Altria Group, Inc.	3,753,600
371,000		Diageo PLC	9,983,786
43,000		General Mills, Inc.	2,413,590
119,000		Imperial Tobacco Group PLC	6,159,223
50,500		Kraft Heinz Co./The	3,564,290
131,500		Nestle S.A.	9,902,805
125,000		Philip Morris International, Inc.	9,916,250
132,000		Procter & Gamble Co.	9,496,080
89,000		Reynolds American, Inc.	3,940,030
244,500		Unilever PLC	9,959,838
		TOTAL	69,089,492
		Energy—6.5%
128,500		Chevron Corp.	10,136,080
5,000	[1]	Concho Resources, Inc.	491,500
15,800	[1]	Diamondback Energy, Inc.	1,020,680
5,000		EQT Midstream Partners LP	331,650
134,000		Exxon Mobil Corp.	9,962,900
16,000		Marathon Petroleum Corp.	741,280
27,000	[1]	Newfield Exploration Co.	888,300
35,000		Plains GP Holdings LP	612,500
5,000		Targa Resources, Inc.	257,600
8,000		Tesoro Logistics LP	360,000
25,000		TransCanada Corp.	789,500
		TOTAL	25,591,990
		Financials—10.5%
188,500		Australia & New Zealand Banking Group, Melbourne	3,611,082
9,000		Boston Properties, Inc.	1,065,600
25,000		Coresite Realty Corp.	1,286,000
15,000		Crown Castle International Corp.	1,183,050
45,000		Cubesmart	1,224,450
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
89,500		Digital Realty Trust, Inc.	$5,846,140
50,000		Empire State Realty Trust, Inc.	851,500
1,000		Essex Property Trust, Inc.	223,420
246,000		HCP, Inc.	9,163,500
172,000		National Australia Bank Ltd., Melbourne	3,649,945
45,000		Plum Creek Timber Co., Inc.	1,777,950
31,500		Sun Communities, Inc.	2,134,440
167,000		Ventas, Inc.	9,362,020
		TOTAL	41,379,097
		Health Care—8.2%
369,500		GlaxoSmithKline PLC	7,083,210
178,000		Merck & Co., Inc.	8,791,420
29,200		Roche Holding AG	7,719,137
185,000		Sanofi, ADR	8,781,950
		TOTAL	32,375,717
		Industrials—0.6%
200,000		BBA Group PLC	811,222
6,000		Canadian Pacific Railway Ltd.	861,420
10,000		Hexcel Corp.	448,600
60,000		Transurban Group	419,615
		TOTAL	2,540,857
		Information Technology—0.0%
20,000		Pure Technologies Ltd.	77,332
		Materials—0.6%
575,000	[1]	Corvus Gold, Inc.	163,732
55,000	[1]	Kennady Diamonds, Inc.	124,466
120,000	[1]	Lundin Mining Corp.	339,003
9,000		LyondellBasell Investment LLC	750,240
16,000		Methanex Corp.	530,560
150,833	[1]	Mountain Province Diamonds, Inc.	388,809
1,100,000	[1]	Orezone Gold Corp.	181,342
		TOTAL	2,478,152
		Telecommunication Services—4.2%
228,000		AT&T, Inc.	7,428,240
206,000		Verizon Communications, Inc.	8,963,060
		TOTAL	16,391,300
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Utilities—8.5%
67,000		American Electric Power Co., Inc.	$3,809,620
45,000		American Water Works Co., Inc.	2,478,600
75,000		California Water Service Group	1,659,000
136,000		Duke Energy Corp.	9,783,840
265,000		SSE PLC	6,009,822
217,500		Southern Co.	9,722,250
		TOTAL	33,463,132
		TOTAL COMMON STOCKS (IDENTIFIED COST $246,311,150)	234,605,039
		U.S. TREASURIES—25.4%
		U.S. Treasury Bill—5.1%
$20,000,000	[2]	United States Treasury Bill, 0.095%, 3/24/2016	19,995,014
		U.S. Treasury Note—20.3%
80,000,000	[3]	United States Treasury Note, 0.25%, 2/29/2016	80,044,920
		TOTAL U.S. TREASURIES (IDENTIFIED COST $100,009,644)	100,039,934
		INVESTMENT COMPANY—18.5%
72,819,466	[4]	Federated U.S. Treasury Cash Reserves Fund, Institutional Shares, 0.00%[5] (AT NET ASSET VALUE)	72,819,466
		TOTAL INVESTMENTS—103.4% (IDENTIFIED COST $419,140,260)[6]	407,464,439
		OTHER ASSETS AND LIABILITIES - NET—(3.4)%[7]	(13,483,336)
		TOTAL NET ASSETS—100%	$393,981,103
SECURITIES SOLD SHORT
Shares		Value
30,000	3M Co.	$4,253,100
46,050	Akamai Technologies, Inc.	3,180,213
88,200	Alibaba Group Holding Ltd., ADR	5,201,154
19,000	Alliance Data Systems Corp.	4,920,620
3,100	Amazon.com, Inc.	1,586,859
25,500	Analog Devices, Inc.	1,438,455
5,000	Apple, Inc.	551,500
21,500	Arista Networks, Inc.	1,315,585
14,950	Avago Technologies Ltd.	1,868,899
490,000	AES Corp.	4,797,100
Annual Shareholder Report

Shares		Value
30,500	ARM Holdings PLC, ADR	$1,319,125
30,000	ASML Holding N.V.	2,639,400
720,000	Banco Bradesco SA, ADR	3,859,200
34,500	Bemis Co., Inc.	1,365,165
87,000	Canadian Natural Resources Ltd.	1,692,150
53,000	Carnival Corp.	2,634,100
15,500	Cavium Networks, Inc.	951,235
216,000	Charles Schwab Corp.	6,168,960
30,000	Check Point Software Technologies Ltd.	2,379,900
53,000	Cheniere Energy, Inc.	2,559,900
1,500	Chipotle Mexican Grill, Inc.	1,080,375
116,250	Cisco Systems, Inc.	3,051,563
54,000	Colfax Corp.	1,615,140
13,500	Comcast Corp., Class A	767,880
63,000	CommScope Holdings Co., Inc.	1,891,890
13,300	Constellation Brands, Inc., Class A	1,665,293
10,000	Consumer Discretionary Select Sector SPDR Fund	742,600
12,000	Consumer Staples Select Sector SPDR Fund	566,280
27,000	Cummins, Inc.	2,931,660
97,000	CIENA Corp.	2,009,840
30,000	Dillards, Inc., Class A	2,621,700
28,000	Dollar Tree, Inc.	1,866,480
17,300	Domino's Pizza, Inc.	1,866,843
56,000	Energy Select Sector SPDR	3,427,200
19,000	F5 Networks, Inc.	2,200,200
56,000	Facebook, Inc.	5,034,400
50,000	Fastenal Co.	1,830,500
897,000	Financial Select Sector SPDR Fund	20,326,020
210,000	Flextronics International Ltd.	2,213,400
60,000	Gap (The), Inc.	1,710,000
45,000	Gigamon, Inc.	900,450
3,850	Google, Inc.	2,457,725
82,500	GoPro, Inc.	2,575,650
67,500	Gulfport Energy Corp.	2,003,400
77,000	Hanesbrands, Inc.	2,228,380
192,500	Health Care Select Sector SPDR Fund	12,749,275
73,000	Industrial Select Sect SPDR	3,641,970
28,000	International Flavors & Fragrances, Inc.	2,891,280
7,300	Intuitive Surgical, Inc.	3,354,934
27,500	iShares Nasdaq Biotechnology Index Fund	8,341,575
113,000	iShares Russell 2000 ETF	12,339,600
Annual Shareholder Report

Shares		Value
70,000	iShares U.S. Home Construction ETF	$1,827,000
600,000	Itau Unibanco Holding SA, ADR	3,972,000
156,000	Juniper Networks, Inc.	4,010,760
31,500	Lincoln Electric Holdings	1,651,545
10,000	Linear Technology Corp.	403,500
45,000	Lululemon Athletica, Inc.	2,279,250
158,000	Materials Select Sector SPDR Trust	6,307,360
86,000	Microsoft Corp.	3,806,360
39,000	NetFlix, Inc.	4,027,140
17,000	NXP Semiconductors NV	1,480,190
29,000	PerkinElmer, Inc.	1,332,840
16,500	Polaris Industries, Inc., Class A	1,977,855
92,500	PACCAR, Inc.	4,825,725
12,000	Roper Technologies, Inc.	1,880,400
20,500	Royal Caribbean Cruises Ltd.	1,826,345
37,000	Schlumberger Ltd.	2,551,890
24,150	Skyworks Solutions, Inc.	2,033,671
35,000	Sprouts Farmers Market, Inc.	738,500
11,300	Stanley Black & Decker Inc.	1,095,874
60,500	Synchrony Financial	1,893,650
267,000	SPDR S&P 500 ETF Trust	51,165,210
88,000	SPDR S&P Retail ETF	3,908,960
24,000	Taiwan Semiconductor Manufacturing Co., Ltd, ADR	498,000
22,700	Tesla Motors, Inc.	5,638,680
191,500	TD Ameritrade Holding Corp.	6,097,360
15,000	Utilities Select Sector SPDR Fund	649,350
11,000	Valeant Pharmaceuticals International, Inc.	1,962,180
34,000	Wal-Mart Stores, Inc.	2,204,560
17,000	Walt Disney Co.	1,737,400
15,000	Whirlpool Corp.	2,208,900
46,500	Whole Foods Market, Inc.	1,471,725
62,000	Yum! Brands, Inc.	4,956,900
	TOTAL SECURITIES SOLD SHORT (PROCEEDS $314,547,152)	$300,007,203
At September 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
1S&P 500 Index Short Futures	360	$171,783,000	December 2015	$3,616,018
Annual Shareholder Report

At September 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized (Depreciation)
Contracts Purchased:
10/02/2015	State Street Bank and Trust Co.	404,532 CHF	$415,886	$(811)
10/02/2015	State Street Bank and Trust Co.	175,185 GBP	$265,370	$(359)
10/02/2015	State Street Bank and Trust Co.	329,270 GBP	$498,778	$(675)
10/02/2015	State Street Bank and Trust Co.	479,945 GBP	$727,020	$(984)
Contracts Sold:
10/01/2015	State Street Bank and Trust Co.	510 CAD	$381	$(1)
10/01/2015	State Street Bank and Trust Co.	471,625 CAD	$350,804	$(2,605)
10/01/2015	State Street Bank and Trust Co.	25,466 GBP	$38,487	$(37)
UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(5,472)
Net Unrealized Appreciation/Depreciation on Value of Securities Sold Short, Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Discount rate at time of purchase.
3	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
4	Affiliated holding.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $428,537,435.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of September 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$152,725,105	$—	$—	$152,725,105
International	12,988,354[1]	68,891,580	—	81,879,934
Debt Securities:
U.S. Treasuries	—	100,039,934	—	100,039,934
Investment Company	72,819,466	—	—	72,819,466
TOTAL SECURITIES	$238,532,925	$168,931,514	$—	$407,464,439
OTHER FINANCIAL INSTRUMENTS[2]	$(296,396,657)	$—	$—	$(296,396,657)
1	Includes $747,465 of an international common stock security transferred from Level 3 to Level 1 because observable market data was obtained for this security. Transfer shown represents the value of the security at the beginning of the period.
2	Other financial instruments include securities sold short, futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
CAD	—Canadian Dollar
CHF	—Swiss Franc
ETF	—Exchange–Traded Fund
GBP	—British Pound
SPDR	—Standard & Poor's Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$2.39	$2.93	$3.74	$4.98	$5.09
Income From Investment Operations:
Net investment income (loss)[1]	(0.05)	(0.08)	(0.09)	(0.10)	(0.10)
Net realized and unrealized loss on investments, short sales, futures contracts and foreign currency transactions	(0.07)	(0.46)	(0.72)	(1.14)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	(0.12)	(0.54)	(0.81)	(1.24)	(0.11)
Net Asset Value, End of Period	$2.27	$2.39	$2.93	$3.74	$4.98
Total Return[2]	(5.02)%	(18.43)%	(21.66)%	(24.90)%	(2.16)%
Ratios to Average Net Assets:
Net expenses	3.23%[3]	2.99%	2.75%[3]	2.47%[3]	2.29%[3]
Net expenses excluding dividends and other expenses related to short sales	1.76%[3]	1.76%	1.75%[3]	1.74%[3]	1.74%[3]
Net investment income (loss)	(2.10)%	(2.90)%	(2.60)%	(2.37)%	(2.16)%
Expense waiver/reimbursement[4]	0.05%	0.03%	0.00%[5]	0.00%[5]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$176,614	$203,644	$321,969	$547,426	$949,893
Portfolio turnover	394%	465%	498%	480%	473%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 3.23%, 2.74%, 2.47% and 2.29%, after taking into account these expense reductions for the years ended September 30, 2015, 2013, 2012 and 2011, respectively. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these fees paid indirectly for expense offset arrangements.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$2.17	$2.68	$3.44	$4.61	$4.75
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.09)	(0.10)	(0.12)	(0.13)
Net realized and unrealized loss on investments, short sales, futures contracts and foreign currency transactions	(0.07)	(0.42)	(0.66)	(1.05)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	(0.51)	(0.76)	(1.17)	(0.14)
Net Asset Value, End of Period	$2.04	$2.17	$2.68	$3.44	$4.61
Total Return[2]	(5.99)%	(19.03)%	(22.09)%	(25.38)%	(2.95)%
Ratios to Average Net Assets:
Net expenses	3.98%[3]	3.74%	3.50%[3]	3.22%[3]	3.04%[3]
Net expenses excluding dividends and other expenses related to short sales	2.51%[3]	2.51%	2.50%[3]	2.49%[3]	2.48%[3]
Net investment income (loss)	(2.84)%	(3.65)%	(3.35)%	(3.12)%	(2.91)%
Expense waiver/reimbursement[4]	0.05%	0.03%	0.00%[5]	0.00%[5]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,556	$44,321	$66,494	$111,926	$180,892
Portfolio turnover	394%	465%	498%	480%	473%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 3.98%, 3.50%, 3.22% and 3.04%, after taking into account these expense reductions for the years ended September 30, 2015, 2013, 2012 and 2011, respectively. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these fees paid indirectly for expense offset arrangements.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$2.43	$2.97	$3.77	$5.01	$5.11
Income From Investment Operations:
Net investment income (loss)[1]	(0.04)	(0.07)	(0.08)	(0.09)	(0.09)
Net realized and unrealized loss on investments, short sales, futures contracts and foreign currency transactions	(0.09)	(0.47)	(0.72)	(1.15)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	(0.54)	(0.80)	(1.24)	(0.10)
Net Asset Value, End of Period	$2.30	$2.43	$2.97	$3.77	$5.01
Total Return[2]	(5.35)%	(18.18)%	(21.22)%	(24.75)%	(1.96)%
Ratios to Average Net Assets:
Net expenses	2.97%[3]	2.72%	2.53%[3]	2.22%[3]	2.05%[3]
Net expenses excluding dividends and other expenses related to short sales	1.51%[3]	1.51%	1.50%[3]	1.49%[3]	1.49%[3]
Net investment income (loss)	(1.85)%	(2.64)%	(2.38)%	(2.12)%	(1.92)%
Expense waiver/reimbursement[4]	0.05%	0.03%	0.00%[5]	0.00%[5]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$181,811	$202,690	$299,975	$402,670	$683,286
Portfolio turnover	394%	465%	498%	480%	473%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.97%, 2.52%, 2.22% and 2.05%, after taking into account these expense reductions for the years ended September 30, 2015, 2013, 2012 and 2011, respectively. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these fees paid indirectly for expense offset arrangements.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
September 30, 2015
Assets:
Total investment in securities, at value including $72,819,466 of investment in an affiliated holding (Note 5) (identified cost $419,140,260)		$407,464,439
Cash denominated in foreign currencies (identified cost $40,671)		40,599
Deposit at broker for short sales		275,053,969
Income receivable		561,291
Receivable for investments sold		33,567,641
Receivable for shares sold		11,331,095
TOTAL ASSETS		728,019,034
Liabilities:
Securities sold short, at value (proceeds $314,547,152)	$300,007,203
Dividends payable on short positions	362,900
Payable for investments purchased	21,404,134
Payable for shares redeemed	8,938,002
Unrealized depreciation on foreign exchange contracts	5,472
Payable for daily variation margin	3,077,917
Payable for Directors'/Trustees' fees (Note 5)	435
Payable for distribution services fee (Note 5)	21,366
Payable for other service fees (Notes 2 and 5)	62,739
Accrued expenses (Note 5)	157,763
TOTAL LIABILITIES		334,037,931
Net assets for 174,375,253 shares outstanding		$393,981,103
Net Assets Consist of:
Paid-in capital		$1,480,794,258
Net unrealized appreciation of investments, short sales, futures contracts and translation of assets and liabilities in foreign currency		6,467,095
Accumulated net realized loss on investments, short sales, futures contracts and foreign currency transactions		(1,089,089,858)
Accumulated net investment income (loss)		(4,190,392)
TOTAL NET ASSETS		$393,981,103
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($176,614,315 ÷ 77,969,177 shares outstanding), no par value, unlimited shares authorized	$2.27
Offering price per share (100/94.50 of $2.27)	$2.40
Redemption proceeds per share	$2.27
Class C Shares:
Net asset value per share ($35,556,218 ÷ 17,452,224 shares outstanding), no par value, unlimited shares authorized	$2.04
Offering price per share	$2.04
Redemption proceeds per share (99.00/100 of $2.04)	$2.02
Institutional Shares:
Net asset value per share ($181,810,570 ÷ 78,953,852 shares outstanding), no par value, unlimited shares authorized	$2.30
Offering price per share	$2.30
Redemption proceeds per share	$2.30
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended September 30, 2015
Investment Income:
Dividends (including $1,094 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $32,431)		$3,639,078
Interest		146,267
TOTAL INCOME		3,785,345
Expenses:
Investment adviser fee (Note 5)	$4,203,802
Administrative fee (Note 5)	263,194
Custodian fees	32,252
Transfer agent fee	474,773
Directors'/Trustees' fees (Note 5)	2,625
Auditing fees	34,120
Legal fees	9,181
Portfolio accounting fees	97,711
Distribution services fee (Note 5)	278,501
Other service fees (Notes 2 and 5)	469,704
Share registration costs	68,512
Printing and postage	59,432
Miscellaneous (Note 5)	9,669
Expenses related to short positions	4,920,951
TOTAL EXPENSES	10,924,427
Annual Shareholder Report

Statement of Operations–continued
Waiver, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(160,450)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(3,750)
TOTAL WAIVER, REIMBURSEMENT AND REDUCTION		$(164,200)
Net expenses			$10,760,227
Net investment income (loss)			(6,974,882)
Realized and Unrealized Gain (Loss) on Investments, Short Sales, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(24,343,732)
Net realized gain on futures contracts			1,287,842
Net realized loss on short sales			(13,034,865)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			2,314,003
Net change in unrealized appreciation of futures contracts			2,425,119
Net change in unrealized appreciation of securities sold short			10,111,547
Net realized and unrealized loss on investments, short sales, futures contracts and foreign currency transactions			(21,240,086)
Change in net assets resulting from operations			$(28,214,968)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended September 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(6,974,882)	$(14,449,502)
Net realized loss on investments, short sales, futures contracts and foreign currency transactions	(36,090,755)	(110,454,002)
Net change in unrealized appreciation/depreciation of investments, short sales, futures contracts and translation of assets and liabilities in foreign currency	14,850,669	15,578,472
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(28,214,968)	(109,325,032)
Share Transactions:
Proceeds from sale of shares	371,947,597	357,779,182
Cost of shares redeemed	(400,406,842)	(486,237,131)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(28,459,245)	(128,457,949)
Change in net assets	(56,674,213)	(237,782,981)
Net Assets:
Beginning of period	450,655,316	688,438,297
End of period (including accumulated net investment income (loss) of $(4,190,392) and $(10,265,555), respectively)	$393,981,103	$450,655,316
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
September 30, 2015
1. ORGANIZATION
Federated Equity Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of the Federated Prudent Bear Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities including shares of exchange traded funds listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares and Institutional Shares may bear distribution services fees and other service fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for other service fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended September 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$378,613
Class C Shares	91,091
TOTAL	$469,704
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund
Annual Shareholder Report

recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage individual security risk, market risk and sector/asset class risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $111,993,404. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject Master Netting Agreements. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
Annual Shareholder Report

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $531 and $34, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to manage individual security risk, market risk and sector/asset class risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Annual Shareholder Report

At September 30, 2015, the Fund had no outstanding written option contracts.
The average notional amount of purchased put options held by the Fund throughout the period was $424,773. This is based on amounts held as of each month-end throughout the fiscal period. At September 30, 2015, the Fund had no outstanding purchased put options.
Short Sales
In a short sale, the Fund sells a security it does not own in anticipation of a decline in the fair market value of the security. When the Fund sells a security short, it must borrow the security in order to deliver it at the completion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.
The Fund has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). While the security is borrowed, the proceeds from the sale are deposited with the lender (“Prime Broker”). The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may be obligated to pay fees to the Prime Broker on borrowed securities. This fee is normally based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the Prime Broker the equivalent of any dividends earned on the borrowed security.
For the year ended September 30, 2015, the net realized gain (loss) on short sales was $(13,034,865).
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Annual Shareholder Report

Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized depreciation on foreign exchange contracts	$5,472
Equity contracts	Payable for variation margin	(3,616,018)*
Total derivatives not accounted for as hedging instruments under ASCTopic 815		$(3,610,546)
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Option Contracts	Total
Foreign exchange contracts	$—	$(54,929)	$—	$(54,929)
Equity contracts	1,287,842	—	(6,124,398)	(4,836,556)
TOTAL	$1,287,842	$(54,929)	$(6,124,398)	$(4,891,485)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Option Contracts	Total
Foreign exchange contracts	$—	$(5,472)	$—	$(5,472)
Equity contracts	2,425,119	—	2,212,690	4,637,809
TOTAL	$2,425,119	$(5,472)	$2,212,690	$4,632,337
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended September 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	40,299,931	$90,365,386	53,224,992	$138,929,476
Shares redeemed	(47,391,610)	(106,038,026)	(77,938,154)	(203,735,416)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(7,091,679)	$(15,672,640)	(24,713,162)	$(64,805,940)

Year Ended September 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,065,422	$8,415,731	4,478,775	$10,568,750
Shares redeemed	(7,035,716)	(14,220,637)	(8,883,564)	(21,351,331)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,970,294)	$(5,804,906)	(4,404,789)	$(10,782,581)

Year Ended September 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	117,776,147	$273,166,480	79,708,850	$208,280,956
Shares redeemed	(122,249,052)	(280,148,179)	(97,311,713)	(261,150,384)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,472,905)	$(6,981,699)	(17,602,863)	$(52,869,428)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(14,534,878)	$(28,459,245)	(46,720,814)	$(128,457,949)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, dividends paid on short positions, partnership income, passive foreign investment company adjustments and net operating loss.
For the year ended September 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(12,992,116)	$13,050,045	$(57,929)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
Annual Shareholder Report

As of September 30, 2015, the components of distributable earnings on a tax-basis were as follows:
Net unrealized depreciation	$(6,615,240)
Capital loss carryforwards	$(1,080,197,915)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, realization for tax purposes of unrealized gains on investments in passive foreign investment companies and partnership adjustments.
At September 30, 2015, the cost of investments for federal tax purposes was $428,537,435. The net unrealized depreciation of investments for federal tax purposes excluding: (a) any unrealized appreciation/depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; (c) futures contracts; and (d) short sales was $21,072,996. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $18,680,311 and net unrealized depreciation from investments for those securities having an excess of cost over value of $39,753,307.
At September 30, 2015, the Fund had a capital loss carryforward of $1,076,105,028 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$505,487,071	$145,671,447	$651,158,518
2018	$68,635,173	NA	$68,635,173
2019	$356,311,337	NA	$356,311,337
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of September 30, 2015, for federal income tax purposes, a late year ordinary loss of $4,092,887 was deferred to October 1, 2015.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary wavier at any time at its sole discretion. For the year ended September 30, 2015, the Adviser voluntarily waived $160,383 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended September 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
FSC may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended September 30, 2015, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$278,501
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2015, FSC retained $51,717 of fees paid by the Fund. For the year ended September 30, 2015, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2015, FSC, retained $19,817 in sales charges from the sale of Class A Shares. FSC also retained $17,294 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended September 30, 2015, FSSC received $44,156 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, C and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.76%, 2.51% and 1.51% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended September 30, 2015, the Adviser reimbursed $67. Transactions involving the affiliated holding during the year ended September 30, 2015, were as follows:
Federated U.S. Treasury Cash Reserves Fund, Institutional Shares
Balance of Shares Held 9/30/2014	228,247,978
Purchases/Additions	523,991,907
Sales/Reductions	(679,420,419)
Balance of Shares Held 9/30/2015	72,819,466
Value	$72,819,466
Dividend Income	$1,094
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended September 30, 2015, the Fund's expenses were reduced by $3,750 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2015, were as follows:
Purchases	$1,581,879,858
Sales	$1,287,678,416
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the program was not utilized.
Annual Shareholder Report

10. SUBSEQUENT EVENT
On November 11, 2015, the Trustees approved a 1-for-10 reverse share split of the Fund's issued and outstanding shares. Shareholders of record in the Fund at the close of business on February 5, 2016, will participate in the reverse share split. As a result, every 10 Fund shares will be exchanged for one share of the Fund. The total dollar value of a shareholder's investment will not change. The reverse share split is not a taxable event, nor does it have an impact on the Fund's holdings or its performance.
Management has evaluated subsequent events through the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated Equity Funds AND THE SHAREHOLDERS OF FEDERATED Prudent bear fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Prudent Bear Fund (the “Fund”), a portfolio of Federated Equity Funds as of September 30 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Prudent Bear Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,041.30	$17.14
Class C Shares	$1,000	$1,035.50	$20.77
Institutional Shares	$1,000	$1,036.00	$15.92
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,008.27	$16.87
Class C Shares	$1,000	$1,004.66	$20.45
Institutional Shares	$1,000	$1,009.43	$15.72
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	3.35%
Class C Shares	4.07%
Institutional Shares	3.12%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Prudent Bear Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
Annual Shareholder Report

charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the three-year and five-year periods was at the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Annual Shareholder Report

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
Annual Shareholder Report

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Prudent Bear Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172354
CUSIP 314172347
CUSIP 314172339
41202 (11/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $407,460

Fiscal year ended 2014 - $369,750

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $60

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $121 and $3,743 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting. Fiscal year ended 2014- Audit consent fees related to N-1A filing.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $15,300

Fiscal year ended 2014 - $24,000

Fiscal year ended 2015- Service fee for tax reclaim recovery filings.

Fiscal year ended 2014- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $6,162 respectively. Fiscal year ended 2014- Service fee for transfer pricing analysis of co-advisory services.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $43,184 and $30,002 respectively. Fiscal year ended 2015- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $92,330

Fiscal year ended 2014 - $182,293

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date November 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date November 23, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date November 23, 2015